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                                                           EXHIBIT 23.2

Consent of Katten Muchin Zavis Rosenman


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                                                           EXHIBIT 23.2

Consent of Katten Muchin Zavis Rosenman

  We hereby consent to the reference to us in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the Registration Statements on Forms S-1 (333-83011, 333-83015 and 333-83017) under the headings
"Federal Income Tax Consequences," "Legal Matters" and "Experts."

                                       /s/ Katten Muchin Zavis Rosenman
                                       --------------------------------
                                       Katten Muchin Zavis Rosenman

New York, New York
March 14, 2003